Exhibit 10.1

Execution Version

CONSENT AND AMENDMENT NO. 6 TO
REVOLVING CREDIT AND SECURITY AGREEMENT

among

CIT SOUTHEAST, INC.,
UNIFORCE SERVICES, INC.,
BRENTWOOD OF CANADA, INC.,
BRENTWOOD SERVICE GROUP, INC.,
CLINICAL LABFORCE OF AMERICA, INC.,
COMFORCE INFORMATION TECHNOLOGIES, INC.,
COMFORCE TECHNICAL, LLC,
COMFORCE TECHNICAL SERVICES, INC.,
COMFORCE TELECOM, INC.,
CTS OF WASHINGTON, LLC,
GERRI G., INC.,
LABFORCE SERVICES OF AMERICA, INC.,
PRO CLINICAL SUPPORT SERVICES, LLC,
PRO UNLIMITED GLOBAL LTD,
PRO UNLIMITED GLOBAL (HK) LIMITED,
PRO UNLIMITED GLOBAL JAPAN, LTD
a/k/a PRO UNLIMITED GLOBAL JAPAN, YK,
PRO UNLIMITED, INC.,
PRO UNLIMITED MPS, INC.,
TEMPORARY HELP INDUSTRY SERVICING COMPANY, INC.,
UNIFORCE STAFFING SERVICES, INC.,
SUMTEC CORPORATION,
THISCO OF CANADA, INC.,
CTS GLOBAL, INC.
(as Borrowers)

and

COMFORCE OPERATING, INC.
(as Borrowing Agent)

and

COMFORCE CORPORATION
(as Guarantor)

and

PNC BANK, NATIONAL ASSOCIATION
(as Administrative Agent and Lender)

and

THE OTHER LENDERS PARTY HERETO

as of July 12, 2006

CONSENT AND AMENDMENT NO. 6 TO
REVOLVING CREDIT AND SECURITY AGREEMENT

This Amendment No. 6 to Revolving Credit and Security Agreement (this “Amendment”) is entered into as of July 12, 2006, by and among COMFORCE Operating, Inc., a corporation organized under the laws of the State of Delaware (“COI”), CIT Southeast, Inc., a corporation organized under the laws of the State of New York (“CIT Southeast”), Uniforce Services, Inc., a corporation organized under the laws of the State of New York (“USI”), Brentwood of Canada, Inc., a corporation organized under the laws of the State of New York (“BOCI”), Brentwood Service Group, Inc., a corporation organized under the laws of the State of New York (“Brentwood”), Clinical Labforce of America, Inc., a corporation organized under the laws of the State of New York (“CLOA”), COMFORCE Information Technologies, Inc., a corporation organized under the laws of the State of New York (“CIT”), COMFORCE Technical, LLC, a limited liability company organized under the laws of the State of New York (“CTLLC”), COMFORCE Technical Services, Inc., a corporation organized under the laws of the State of Delaware (“CTS”), COMFORCE Telecom, Inc., a corporation organized under the laws of the State of Delaware (“CTI”), CTS of Washington, LLC, a limited liability company formed under the laws of the State of New York (“CTSLLC”), Gerri G., Inc., a corporation organized under the laws of the State of New York (“Gerri”), Labforce Services of America, Inc., a corporation organized under the laws of the State of New York (“LSOA”), PrO Clinical Support Services, LLC, a limited liability company organized under the laws of the State of New York (“PCSS”), PrO Unlimited, Inc., a corporation organized under the laws of the State of New York (“PUI”), PrO Unlimited MPS, Inc., a corporation organized under the laws of the State of New York (“PUMPS”), Temporary Help Industry Servicing Company, Inc., a corporation organized under the laws of the State of New York (“THISCI”), Uniforce Staffing Services, Inc., a corporation organized under the laws of the State of New York (“USSI”), Sumtec Corporation, a corporation organized under the laws of the State of Delaware (“Sumtec”), Thisco of Canada, Inc., a corporation organized under the laws of the State of New York (“Thisco”), PrO Unlimited Global Ltd, a company incorporated under English law (“PUGL”), PrO Unlimited Global (HK) Limited, a company limited by shares organized under the laws of Hong Kong (“PHK”), PrO Unlimited Global Japan, Ltd. a/k/a PrO Unlimited Global Japan, YK, a company organized under the laws of Japan (“PUGJ”), and CTS Global, Inc., a New York corporation (“CTSG”) (CIT Southeast, USI, BOCI, Brentwood, CLOA, CIT, CTLLC, CTS, CTI, CTSLLC, Gerri, LSOA, PCSS, PUI, PUMPS, THISCI, USSI, Sumtec, Thisco, PUGL, PHK, PUGJ and CTSG, collectively, the “Borrowers”), Comforce Corporation, a Delaware corporation, as guarantor (“ComCorp”), PNC Bank, National Association (“PNC”), as Administrative Agent for the Lenders (as defined below) (PNC, in such capacity, “Administrative Agent”) and as Lender, Merrill Lynch Capital, a Division of Merrill Lynch Business Financial Services Inc. (“Merrill”) and JPMorgan Chase Bank, N.A. (“Chase”), as Co-Syndication Agents and as Lenders, and Webster Business Credit Corporation (f/k/a Whitehall Business Credit Corporation) (“Webster”), as Documentation Agent and as Lender. All terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

WHEREAS, the Borrowers, COI, Webster, Chase, Merrill, the other financial institutions which are now or which hereafter become a party thereto (collectively, the “Lenders” and individually, a “Lender”) and PNC, as Lender and as Administrative Agent, entered into that certain Revolving Credit and Security Agreement, dated as of June 25, 2003, as amended by the Waiver and Amendment No. 1 to Revolving Credit and Security Agreement, dated as of March 17, 2004, the Amendment No. 2 to Revolving Credit and Security Agreement, dated as of September 29, 2004, the Amendment No. 3 to Revolving Credit and Security Agreement, dated as of February 3, 2005, the Amendment No. 4 to Revolving Credit and Security Agreement, dated as of May 13, 2005, and the Amendment No. 5 to Revolving Credit and Security Agreement, dated as of December 22, 2005 (as the same may be from time to time further amended, extended, restated, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which the Lenders made available to the Borrowers loans in an aggregate principal amount of up to $85,000,000; and

WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

I. AMENDMENT

A.  Section 1.2 of the Credit Agreement is hereby amended to amend and restate the definition of “Maximum Revolving Advance Amount” in its entirety as follows:

“’Maximum Revolving Advance Amount’ shall mean $110,000,000.”

B.  Section 1.2 of the Credit Agreement is hereby amended by amending and restating the definition of “Applicable Margin” in its entirety as follows:

“‘Applicable Margin’ shall mean, at any Adjustment Date, the applicable percentage set forth below opposite the Level of Fixed Charge Coverage Ratio as of such Adjustment Date (as reflected, except as provided below, in the calculations delivered pursuant to subsection 9.8 hereof or, with respect to clause (i) of the definition of Adjustment Date, subsection 9.7 hereof):

Level of Fixed Charge Coverage Ratio	Applicable Percentage
Level I: Fixed Charge Coverage Ratio is equal to or less than 1.05:1.00	2.50
Level II: Fixed Charge Coverage Ratio is greater than 1.05:1.00 but less than or equal to 1.30:1.00	2.25
Level III: Fixed Charge Coverage Ratio is greater than 1.30:1.00 but less than or equal to 1.50:1.00	2.00
Level IV: Fixed Charge Coverage Ratio is greater than 1.50:1.00 but less than or equal to 1.75:1.00	1.75
Level V: Fixed Charge Coverage Ratio is greater than 1.75:1.00	1.50

; provided that (a) the Applicable Margin determined for any Adjustment Date shall remain in effect until a subsequent Adjustment Date for which the Fixed Charge Coverage Ratio falls within a different Level, (b) if the financial statements (and all required covenant calculations) for any fiscal period are not delivered by the date due pursuant to subsections 9.7 or 9.8, the Applicable Margin shall be that set forth above opposite Level I until the next subsequent Adjustment Date, and (c) during the continuance of any Event of Default, the Applicable Margin shall at no time be less than the Applicable Margin immediately prior to such Event of Default notwithstanding the Fixed Charge Coverage Ratio during such period.”

C.  Section (i) of the definition of “Eligible Receivables” in Section 1.2 of the Credit Agreement is hereby amended by replacing “$10,000,000” with “$15,000,000” and by replacing “$12,500,000” with “$17,500,000.”

D.  Section (j) of the definition of “Eligible Receivables” in Section 1.2 of the Credit Agreement is hereby amended by replacing “$12,500,000” with “$17,500,000.”

E.  Section 2.1(a)(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“up to the lesser of (A) 87%, subject to the provisions of Section 2.1(b) hereof (“Advance Rate”), of Eligible Receivables and (B) 90% of Eligible Account Receivables (as defined in the Senior Notes Indenture), minus”

F.  The first sentence of Section 3.2(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Borrowers shall pay (x) to Administrative Agent, for the benefit of Lenders, fees for each Letter of Credit for the period from and excluding the date of issuance of same to and including the date of expiration or termination, equal to the average daily face amount of each outstanding Letter of Credit multiplied by one and one quarter of one percent (1.25%) per annum, such fees to be calculated on the basis of a

360-day year for the actual number of days elapsed and to be payable monthly in arrears on the first day of each calendar month and on the last day of the Term, plus customary administrative, issuance, amendment, payment and negotiation charges with respect to Documentary Letters of Credit, and (y) to the Issuer, any and all fees and expenses as agreed upon by the Issuer and the Borrowing Agent in connection with any Letter of Credit, including, without limitation, in connection with the opening, amendment or renewal of any such Letter of Credit and any acceptances created thereunder and shall reimburse Administrative Agent for any and all fees and expenses, if any, paid by Administrative Agent to the Issuer (all of the foregoing fees, the “Letter of Credit Fees”).”

G.  Section 3.3(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“If, for any calendar quarter during the Term, the average daily unpaid balance of the Advances for each day of such quarter is less than the Maximum Revolving Advance Amount, then Borrowers shall pay to Administrative Agent, for the ratable benefit of the Lenders, a facility fee at a rate equal to one quarter of one percent (0.25%) per annum on the amount by which the Maximum Revolving Advance Amount exceeds such average daily unpaid balance. Such facility fee shall be payable to Administrative Agent in arrears on the first day of each calendar quarter.”

H.  Section 7.6 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 7.6. Capital Expenditures. Contract for, purchase or make any expenditure or commitments for fixed or capital assets (including capitalized leases) in any fiscal year in an aggregate amount for all Borrowers in excess of $5,000,000.”

I.  Section 13.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 13.1 Term. This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of each Borrower, Administrative Agent and each Lender, shall become effective on the date hereof and shall continue in full force and effect until July 24, 2010 (the “Term”) unless sooner terminated as herein provided; provided, that, in the event the maturity of the Senior 12% Notes is not extended to December 1, 2010, the last day of the Term shall be July 24, 2007. Borrowers may terminate this Agreement at any time upon ninety (90) days’ prior written notice upon payment in full of the Obligations. In the event the Obligations are prepaid in full on or prior to the first anniversary of the closing of the redemption of the Senior 12% Notes pursuant to the Notice of Redemption, dated on or around July 17, 2006, Borrowers shall pay to Administrative Agent for the benefit of Lenders an early termination fee in an amount equal to 1.0% of the Maximum Revolving Advance Amount.”

II. CONSENTS

A.  The Lenders hereby consent to the amendment of the Senior 12% Notes (the “Amendments”) as described in the Consent Solicitation Statement of Comforce Operating, Inc., dated June 19, 2006 (the “Consent”), and the redemption of the Senior 12% Notes in the aggregate amount not to exceed $25,000,000 (the “Redemption”) pursuant to the Notice of Redemption of Comforce Operating Inc., dated on or around July 17, 2006 (the “Notice”). To consummate the Redemption, Borrowers may utilize up to $4,000,000 in excess of the Redemption Allowance permitted for calendar year 2006; provided that the Redemption Allowance for calendar year 2007 is reduced by such amount; and provided further, that no Default or Event of Default shall have occurred and be continuing on the date of such Redemption.

B.  The Lenders hereby consent to the formation by CTS of a limited liability company (the “Subsidiary”) in a joint venture with Technical Design Inc., or another Person reasonably acceptable to Administrative Agent, for the purpose of bidding on and obtaining a sole source award to provide technical services to Los Alamos National Laboratory and Lawrence Livermore Laboratory; provided that CTS shall have a minority interest in Subsidiary but with full managerial control of Subsidiary’s operations, including its Receivables, and Administrative Agent shall have received a full background check on Technical Design Inc. and its principals satisfactory to Administrative Agent in all respects; provided further that the Administrative Agent shall have received a joinder with respect to Subsidiary providing for, among other things, a pledge of all of Subsidiary’s membership interests, the grant of a first priority perfected lien on Subsidiary’s assets, including all deposit accounts and the procurement of all consents in connection with such grant, a review of Subsidiary’s Receivables, for inclusion as Eligible Receivables, which shall be satisfactory to Administrative Agent in all respects, and delivery of the organizational documents of Subsidiary in form and substance satisfactory to Administrative Agent in all respects.

III. CONDITIONS PRECEDENT

A.   The provisions of Article I and Article II(B) of this Amendment shall become effective only upon satisfaction of each of the following conditions:

1.     The Borrowers shall have delivered to the Administrative Agent a fully executed original of this Amendment and an opinion of counsel in form and substance satisfactory to Administrative Agent in it sole discretion.

2.     The Borrower shall have delivered to Administrative Agent fully executed amended and restated Notes in favor of each Lender in the amount of each such Lender’s Commitment Percentage of the Maximum Revolving Advance Amount.

3.     The Borrowers shall have paid all amendment fees to the Administrative Agent, on behalf of the Lenders, in immediately available funds.

4.     The representations and warranties contained in Article VI hereof shall be true and correct as of the date hereof and as of the date of the satisfaction of each of the conditions contained in this Article III.

B.     The provisions of Article II(A) of this Amendment shall become effective only upon satisfaction of each of the following conditions:

1.     The Borrowers shall have satisfied the conditions set forth in Article III(A) of this Amendment.

2.     The representations and warranties contained in Article VI hereof shall be true and correct as of the date of each of the Amendments and Redemption.

3.     After giving effect to the Amendments and Redemption, Borrowers shall have Undrawn Availability of at least $11,000,000.

4.     Administrative Agent shall have received copies of the Consent, the Notice and all documents delivered in connection with the Amendments and the Redemption, including, but not limited to, evidence of the amount of holders of Senior 12% Notes (x) consenting to the Amendments and (y) being prepaid pursuant to the Redemption, all in form and substance satisfactory to Administrative Agent in its sole discretion.

5.     The Amendments shall have become effective on or prior to August 31, 2006.

IV. PLEDGORS CONSENT

The undersigned Pledgors, in their respective capacity as Pledgors, hereby consent to this Amendment and to the consummation of the transactions contemplated hereby and hereby restate, ratify and confirm their respective pledge in support of the Obligations pursuant to the terms of their respective Pledge Agreements, in all respects, after giving effect to the consents and amendments set forth herein and the consummation of the transactions contemplated hereby. Although each Pledgor has been informed of the matters set forth herein and has acknowledged and consented to the same, each Pledgor understands and agrees that neither the Administrative Agent nor any Lender has any obligation to inform Pledgors of such matters in the future or to seek any Pledgor’s acknowledgment, consent or agreement to future amendments and nothing herein shall create such duty.

V.    GUARANTORS’ CONSENT

The undersigned Guarantors, in their respective capacity as Guarantors, hereby consent to this Amendment and to the consummation of the transactions contemplated hereby and each of them hereby restates, ratifies and confirms its respective joint and several guaranty of the prompt payment of the Obligations of the Borrowers pursuant to its Guaranty, in all respects, after giving effect to the consents and amendments set forth herein and the consummation of the transactions contemplated hereby. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and consented to the same, each Guarantor understands and agrees that neither the Administrative Agent nor any Lender has any obligation to inform such Guarantor of such matters in the future or to seek such Guarantor’s acknowledgment, consent or agreement to future amendments and nothing herein shall create such duty.

VI.    REPRESENTATIONS AND WARRANTIES

Each Borrower, COI and ComCorp hereby represent and warrant to the Lenders and Administrative Agent as follows:

A.  The execution, delivery and performance by each such Person of this Amendment and the transactions contemplated hereby (a) are within such Person’s corporate or limited liability company power; (b) have been duly authorized by all corporate or limited liability company or other necessary action; (c) are not in contravention of any provision of such Person’s certificate of incorporation or formation, operating agreement, bylaws or other documents of organization; (d) do not violate any law or regulation, or any order or decree of any Governmental Body; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of such Person’s property is bound; (f) do not result in the creation or imposition of any Lien upon any of its property (other than Liens in favor of Administrative Agent) and (g) do not require the consent or approval of any Governmental Body or any other person.

B.  This Amendment has been duly executed and delivered by each signatory hereto (other than the Administrative Agent and the Lenders) and constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its respective terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general.

C.  Each representation and warranty of each Borrower, COI and ComCorp contained in the Credit Agreement and the Other Documents is true and correct on the date hereof in all material respects and will be true and correct in all material respects as if made immediately after giving effect to this Amendment (except to the extent such representation or warranty relates to an earlier date, in which case such representation and warranty is true and correct in all material respects on and as of such earlier date).

D.  Immediately prior to and after giving effect to the transactions contemplated by this Amendment, no Default or Event of Default has occurred and is continuing under the Credit Agreement or any of the Other Documents.

VII. MISCELLANEOUS

A.  Each Borrower, COI and ComCorp acknowledges and confirms to Administrative Agent and the Lenders that the Credit Agreement and each Other Document to which it is a party shall remain in full force and effect and shall continue to evidence, secure or otherwise guarantee and support the obligations owing by the Borrowers, COI and ComCorp to the Administrative Agent and Lenders pursuant thereto, and, after giving effect to this Amendment, each Borrower, COI and ComCorp hereby ratifies and affirms each of the foregoing documents to which it is a party.

B.  Each Borrower, COI and ComCorp acknowledges and reaffirms to the Administrative Agent and the Lenders that (i) the Liens granted to the Administrative Agent for the benefit of the Lenders under the Credit Agreement and the Other Documents remain in full force and effect and shall continue to secure the obligations of the Borrowers, COI and ComCorp arising under the Credit Agreement and the Other Documents, and (ii) the validity, perfection or priority of the Liens will not be impaired by the execution and delivery of this Amendment.

C.  Each Borrower acknowledges and agrees that no Lender shall waive or shall be deemed to have waived any of its rights or remedies under the Credit Agreement or any of the Other Documents which documents shall remain in full force and effect in accordance with their terms.

D.  Borrowers shall be responsible for the prompt payment of and, upon demand, shall promptly reimburse Administrative Agent for, all of the Lenders’ and Administrative Agent’s out-of-pocket costs and expenses related to the preparation, negotiation, execution and enforcement of this Amendment (including, without limitation, the reasonable fees and disbursements of legal counsel to Administrative Agent).

E.  This Amendment may be executed in any number of counterparts, including by telecopy, and by the various parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

F.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES AND SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE SUCCESSORS AND ASSIGNS OF THE PARTIES HERETO.

*        *        *

IN WITNESS WHEREOF, each of the parties hereto, by their officers duly authorized, has executed this Amendment as of the date first above written.

COMFORCE OPERATING, INC., as Borrowing Agent, Pledgor and Guarantor
By:
Name:
Title:
UNIFORCE SERVICES, INC.,
By:
Name:
Title:
BRENTWOOD OF CANADA, INC.
By:
Name:
Title:
BRENTWOOD SERVICE GROUP, INC.
By:
Name:
Title:
CIT SOUTHEAST, INC.
By:
Name:
Title:
COMFORCE TECHNICAL, LLC By: COMFORCE Technical Services, Inc., Its Sole Member
By:
Name:
Title:

COMFORCE INFORMATION TECHNOLOGIES, INC.
By:
Name:
Title:
PRO UNLIMITED MPS, INC.
By:
Name:
Title:
COMFORCE TECHNICAL SERVICES, INC.
By:
Name:
Title:
COMFORCE TELECOM, INC.
By:
Name:
Title:
GERRI G., INC.
By:
Name:
Title:
CLINICAL LABFORCE OF AMERICA, INC.
By:
Name:
Title:

LABFORCE SERVICES OF AMERICA, INC.
By:
Name:
Title:
PRO UNLIMITED, INC.
By:
Name:
Title:
TEMPORARY HELP INDUSTRY SERVICING COMPANY, INC.
By:
Name:
Title:
UNIFORCE STAFFING SERVICES, INC.
By:
Name:
Title:
SUMTEC CORPORATION
By:
Name:
Title:

THISCO OF CANADA, INC.
By:
Name:
Title:
CTS OF WASHINGTON, LLC By: COMFORCE Technical Services, Inc., Its Sole Member
By:
Name:
Title:
PRO CLINICAL SUPPORT SERVICES, LLC By: PrO Unlimited, Inc., Its Sole Member
By:
Name:
Title:
PRO UNLIMITED GLOBAL LTD. a/k/a PRO UNLIMITED GLOBAL JAPAN, YK
By:
Name:
Title:
PRO UNLIMITED GLOBAL JAPAN, LTD.
By:
Name:
Title:
PRO UNLIMITED GLOBAL (HK) LIMITED
By:
Name:
Title:

CTS GLOBAL, INC.
By:
Name:
Title:
Consented and Agreed to: COMFORCE CORPORATION, as Guarantor
By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent and as Lender
By:
Name:
MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as Co-Syndication Agent and Lender
By:
Name:
JPMORGAN CHASE BANK, N.A., as Co-Syndication Agent and Lender
By:
Name:
WEBSTER BUSINESS CREDIT CORPORATION, as Documentation Agent and Lender
By:
Name: